Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints RICHARD C. ADKERSON, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ James R. Moffett

                                                                                                                                                 James R. Moffett

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ B. M. Rankin, Jr.

                                                                                                                                                  B. M. Rankin, Jr.

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ C. Donald Whitmire, Jr.

                                                                                                                                          C. Donald Whitmire, Jr.

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ Robert J. Allison, Jr.

                                                                                                                                            Robert J. Allison, Jr.

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ R. Leigh Clifford

                                                                                                                                                 R. Leigh Clifford

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ Robert A. Day

                                                                                                                                                    Robert A. Day

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ Gerald J. Ford

                                                                                                                                                     Gerald J. Ford

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ H. Devon Graham, Jr.

                                                                                                                                            H. Devon Graham, Jr.

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ Oscar Y. L. Groeneveld

                                                                                                                                           Oscar Y. L. Groeneveld

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ J. Bennett Johnston

                                                                                                                                                J. Bennett Johnston

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ Bobby Lee Lackey

                                                                                                                                                 Bobby Lee Lackey

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ Gabrielle K. McDonald

                                                                                                                                            Gabrielle K. McDonald

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ J. Stapleton Roy

                                                                                                                                                  J. Stapleton Roy

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ J. Taylor Wharton

                                                                                                                                                J. Taylor Wharton

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the "Company") with respect to the resale by certain of the holders of the Company's outstanding 7% Convertible Senior Notes due 2011 and the common stock issuable upon conversion of the 7% Convertible Senior Notes due 2011, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 14, 2003.

/s/ Richard C. Adkerson

                                                                                                                                              Richard C. Adkerson